SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement        [ ]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              NORTH VALLEY BANCORP
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
          (1)  Title of each class of securities to which transaction applies:
               NA
          (2)  Aggregate number of securities to which transaction applies: NA
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): NA
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[ ]  Fee paid previously with preliminary materials.
[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
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     previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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          (4)  Date Filed: NA

   NORTH VALLEY
     BANCORP
 [GRAPHIC OMITTED]

                              NORTH VALLEY BANCORP
                             300 Park Marina Circle
                            Redding, California 96001

Dear Shareholders:

         The 2003 Annual Meeting of Shareholders of North Valley Bancorp will be held at 5:00 p.m. on Thursday, May 22, 2003, in the Administrative Offices of North Valley Bancorp, 300 Park Marina Circle, Redding, California. In connection with the Annual Meeting, we are enclosing the following:

         1.       Notice of Annual Meeting of Shareholders

         2.       Proxy Statement

         3.       Proxy

         4.       Annual Report to Shareholders

         We encourage you to read all of the enclosed materials carefully and invite you to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting in person, please return the Proxy, properly completed and executed, as promptly as possible so that your shares may be represented at the Annual Meeting.

         As an added convenience, a shareholder can choose to vote by telephone or by using the Internet as indicated on the Proxy. If you vote by telephone or electronically through the Internet, you do not need to return the Proxy. Please refer to the Proxy Statement for a more complete description of the procedures for telephone and Internet voting.

         We appreciate your support and look forward to seeing you at the Annual Meeting on Thursday, May 22, 2003.

Cordially,


/s/ RUDY V. BALMA
-------------------------
Rudy V. Balma
Chairman of the Board


/s/ MICHAEL J. CUSHMAN
-------------------------
Michael J. Cushman
President and CEO

   NORTH VALLEY
     BANCORP
 [GRAPHIC OMITTED]

                              NORTH VALLEY BANCORP

                    Notice of Annual Meeting of Shareholders
                             Thursday, May 22, 2003
                                    5:00 p.m.


TO THE SHAREHOLDERS:

         The Annual Meeting of Shareholders of North Valley Bancorp, a California corporation (the "Corporation"), will be held in the Administrative Offices of North Valley Bancorp, 300 Park Marina Circle, Redding, California, on Thursday, May 22, 2003, at 5:00 p.m., for the following purposes:


         1. To elect the following four (4) nominees as Directors of the Corporation, each for a term of three years:

                  Michael J. Cushman
                  Dan W. Ghidinelli
                  J. M. Wells, Jr.
                  Kevin D. Hartwick

         2. To ratify the appointment of Perry-Smith LLP as Independent Auditor for the Corporation for 2003.

         3. To consider such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

         Section 15 of the By-laws of the Corporation provides for the nomination of Directors, as follows:

         Nomination for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the Corporation entitled to vote for the election of directors. Notice of intention to make any nominations shall be made in writing and shall be delivered or mailed to the President of the Corporation not less than 21 days nor more than 60 days prior to any meeting of shareholders called for election of directors; provided however, that if less than 21 days notice of the meeting is given to shareholders, such notice of intention to nominate shall be mailed or delivered to the President of the Corporation not later than the close of business on the tenth day following the day on which the notice of meeting was mailed; provided further, that if notice of such meeting is sent by third-class mail as permitted by Section 6 of these By-laws, no notice of intention to make nominations shall be required. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the Corporation owned by the notifying shareholder. Nominations not made in accordance herewith may, in the discretion of the Chairman of the meeting, be disregarded and upon the Chairman's instructions, the inspectors of election can disregard all votes cast for each such nominee.

         Only shareholders of record at the close of business on April 15, 2003, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.


                                         By Order of the Board of Directors,


                                         /s/ J. M. ("MIKE") WELLS, JR.
                                         -----------------------------------
                                         J. M. ("Mike") Wells, Jr.
                                         Secretary

Redding, California
April 25, 2003


WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE. IF YOU VOTE BY TELEPHONE OR ELECTRONICALLY THROUGH THE INTERNET, AS DESCRIBED IN THE PROXY STATEMENT ACCOMPANYING THIS NOTICE, YOU DO NOT NEED TO RETURN THE PROXY.

   NORTH VALLEY
     BANCORP
 [GRAPHIC OMITTED]

                              NORTH VALLEY BANCORP
                             300 Park Marina Circle
                            Redding, California 96001
                                 (530) 226-2900

                                 PROXY STATEMENT

         The enclosed proxy card (the "Proxy") is solicited on behalf of the Board of Directors of North Valley Bancorp, a California corporation (the "Corporation"), for use at the Annual Meeting of Shareholders to be held in the Administrative offices of North Valley Bancorp, 300 Park Marina Circle, Redding, California, at 5:00 p.m., on Thursday, May 22, 2003 and any adjournment or postponement thereof (the "Meeting"). Only shareholders of record at the close of business on April 15, 2003 (the "Record Date") will be entitled to notice of and to vote at the Meeting. At the close of business on the Record Date, the Corporation had outstanding 6,908,292 shares of its common stock, no par value (the "Common Stock"). All of the share references in this proxy statement have been adjusted to reflect the three-for-two stock split approved by the Board of Directors on March 11, 2003, payable in the form of a stock dividend to shareholders of record on April 15, 2003 and to be distributed on or about May 15, 2003. These Proxy materials are first being mailed to shareholders on or about April 25, 2003.

         On each matter submitted to a shareholder vote, each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock outstanding in the holder's name on the books of the Corporation as of the Record Date. At the 1998 Annual Meeting of Shareholders, the Corporation's Articles of Incorporation were amended to provide that no holder of any class of stock of the Corporation shall be entitled to cumulate votes in connection with any election of Directors of the Corporation. Therefore, in the election of Directors, each outstanding share of Common Stock is entitled to cast one vote for as many separate nominees as there are Directors to be elected. The nominees who receive the most votes for the number of positions to be filled are elected Directors. With regard to Proposal 2 herein, the affirmative vote of a majority of the shares voting at the meeting is required for approval.

         Shareholders may vote without attending the Meeting, whether their shares of Common Stock are held in their names or through a broker, bank or other nominee. Shareholders of record may vote by submitting a Proxy and the instructions for voting by mail, by telephone or by using the Internet are set forth on the Proxy. For shares held through a broker, bank or other nominee, shareholders may vote by submitting their voting instructions to the broker, bank or other nominee. Voting instructions may be given by telephone or by using the Internet, if the broker, bank or other nominee makes those methods available to the shareholder, in which case the procedures will be enclosed with the Proxy Statement forwarded by the broker, bank or other nominee.

         Any person submitting a Proxy in the form accompanying this Proxy Statement has the power to revoke or suspend such Proxy prior to its exercise. A Proxy is revocable prior to the Meeting by a written direction to the Corporation, by a duly executed Proxy bearing a later date, delivered to the Secretary of the Corporation, or by voting on a later date by telephone or by using the Internet. A Proxy may also be revoked if the shareholder is present and elects to vote in person at the Meeting.

         Any shareholder may choose to vote shares of Common Stock by telephone by calling the toll-free number (at no cost to the shareholder) indicated on the Proxy. Telephone voting is available 24 hours per day. Easy to follow voice prompts allow a shareholder to vote shares and to confirm that instructions have been properly recorded. The Corporation's telephone voting procedures are designed to authenticate the identity of shareholders by utilizing individual control numbers. If a shareholder votes by telephone, there is no need to return the Proxy.

         Any shareholder may also choose to vote shares of Common Stock electronically by using the Internet, as indicated on the Proxy. Internet voting procedures are designed to authenticate the identity of a shareholder and to confirm that instructions have been properly recorded. The Corporation believes these procedures are consistent with the requirements of applicable law. If a shareholder votes electronically by using the Internet, there is no need to return the Proxy.

         The Corporation will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to shareholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. The Corporation will reimburse brokerage houses, fiduciaries, custodians and others holding shares in their names or names of nominees or otherwise for reasonable out-of-pocket expenses incurred in sending proxy materials to the beneficial owners of such shares. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and employees of the Corporation may (without additional compensation) solicit proxies by telephone, internet or personal interview, the costs of which the Corporation will bear. The Corporation may, at its discretion, engage the services of a proxy solicitation firm to assist in the solicitation of proxies. The total expense of this solicitation will be borne by the Corporation and will include reimbursement paid to brokerage firms and others for their expenses in forwarding soliciting material and such expenses as may be paid to any proxy solicitation firm engaged by the Corporation.

         Shares of Common Stock will be voted as directed by the shareholder submitting the Proxy, and, if no instructions are given on the Proxy, it will be voted "FOR" the election of the (4) nominees for Director recommended by the Board of Directors, "FOR" ratification of the appointment of Perry-Smith LLP as Independent Auditor for the Corporation for the 2003 fiscal year, all as described in the Proxy Statement; and, at the Proxy holders' discretion, on such other matters, if any, which may properly come before the Meeting (including any proposal to adjourn the Meeting). A majority of the shares entitled to vote, represented either in person or by a properly executed Proxy, will constitute a quorum at the Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for purposes of determining the presence of a quorum. Abstentions will be included in tabulations of the votes cast on proposals presented to the shareholders and, therefore, will have the effect of a negative vote. Broker non-votes will not be counted for purposes of determining the number of votes cast for a proposal.

         A copy of the Annual Report of the Corporation for the fiscal year ended December 31, 2002, including audited financial statements (the "Annual Report"), is enclosed. Additional copies of the Annual Report are available upon request to J. M. ("Mike") Wells, Jr., Secretary of the Corporation. THE ANNUAL REPORT INCLUDES A COPY OF THE CORPORATION'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002, ON FORM 10-K, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. MR. WELLS MAY BE CONTACTED AT NORTH VALLEY BANCORP, 300 PARK MARINA CIRCLE, REDDING, CALIFORNIA 96001.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         The By-laws of the Corporation provide a procedure for nomination for election of members of the Board of Directors, which procedure is printed in full on the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. Nominations not made in accordance therewith may, in the discretion of the Chairman of the Meeting, be disregarded, and, upon his instruction, the inspectors of election shall disregard all votes cast for such nominee(s).

         The By-laws of the Corporation provide that the authorized number of Directors shall be not less than six (6) nor more than eleven (11), and, in the event that the authorized number of Directors shall be fixed at ten (10) or more, the Board of Directors shall be divided into three classes: Class I, Class II and Class III, each consisting of a number of Directors equal, as nearly as practicable, to one-third the total number of Directors. The exact number of members of the Board of Directors has been fixed at ten (10).

         At the Annual Meeting of Shareholders held in 2002, the Class II Directors listed below were elected for a three-year term. The Class III Directors are being proposed for election at the 2003 Annual Meeting of Shareholders and, if elected, will serve for a term of three years. The terms of the Class I Directors listed below will expire at the 2004 Annual Meeting of Shareholders.

         Class I Directors         Class II Directors        Class III Directors
         -----------------         ------------------        -------------------

         Rudy V. Balma             William W. Cox            Michael J. Cushman
         Royce L. Friesen          Thomas J. Ludden          Dan W. Ghidinelli
         Douglas M. Treadway       Dolores M. Vellutini      J. M. Wells, Jr.
                                                             Kevin D. Hartwick

         Accordingly, four (4) Class III Directors will be elected at the Meeting, each to serve for a three-year term expiring at the 2006 Annual Meeting of Shareholders. All Proxies will be voted for the election of the following four (4) nominees recommended by the Board of Directors, unless authority to vote for the election of any or all Directors is withheld. All of the nominees are incumbent Directors.

                                Michael J. Cushman
                                Dan W. Ghidinelli
                                J. M. Wells, Jr.
                                Kevin D. Hartwick

         If any of the nominees should unexpectedly decline or be unable to act as a Director, the Proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will become unavailable and has no present intention to nominate persons in addition to or in lieu of those named above. The four (4) candidates receiving the highest number of votes will be elected.

         The Board of Directors recommends a vote "FOR" each of the four (4) nominees listed above as Class III Directors: Michael J. Cushman, Dan W. Ghidinelli, J. M. Wells, Jr. and Kevin D. Hartwick.

Security Ownership of Certain Beneficial Owners and Management
--------------------------------------------------------------

         To the knowledge of the Corporation, as of the Record Date, no person or entity was the beneficial owner of more than five percent (5%) of the outstanding shares of the Corporation's Common Stock, except as described below and in the following tables. For the purpose of this disclosure and the disclosure of ownership of shares by management, shares are considered to be "beneficially" owned if the person has or shares the power to vote or direct the voting of the shares, the power to dispose of or direct the disposition of the shares, or the right to acquire beneficial ownership (as so defined) within 60 days of the Record Date.

                Name and Address of  Amount and Nature of
                -------------------  --------------------
Title of Class  Beneficial Owner     Beneficial Ownership   Percent of Class (1)
--------------  ----------------     --------------------   --------------------

Common Stock    Wellington                        690,450                 9.99%
                Management
                Company LLP
                75 State Street
                Boston, MA  02109

(1) Percentage calculated based on 6,908,292 shares of Common Stock outstanding as of the Record Date.

         The following table sets forth certain information regarding ownership of the Corporation's Common Stock with respect to each Director of the Corporation, North Valley Bank and Six Rivers Bank, each person nominated for election as a Director and each executive officer named in the Summary Compensation Table elsewhere herein, as well as for all other executive officers of North Valley Bank and Six Rivers Bank and for all current Directors and executive officers as a group. All of the shares of Common Stock of the Corporation shown in the following table are owned both of record and beneficially, except as indicated in the notes to the table, as of the Record Date. The table should be read with the understanding that more than one person may be the beneficial owner or possess certain attributes of beneficial ownership with respect to the same securities. Therefore, careful attention should be given to the footnote references set forth in the column "Percent of Class."


                                                                                       Beneficial
    Beneficial Owner                           Position                                Ownership(1)(2)       Percent of Class(3)
    ----------------                           --------                                ---------------       -------------------
Rudy V. Balma(4)(5)                      Chairman of the Board
                                         North Valley Bancorp
                                         North Valley Bank                                 367,686                     5.32%
Sharon L. Benson(6)                      Senior Vice President and
                                         Controller                                         51,336                         *
William W. Cox(7)                        Director,
                                         North Valley Bancorp
                                         North Valley Bank                                  57,818                         *
Michael J. Cushman(4) (6)                President and Chief Executive
                                         Officer and Director,
                                         North Valley Bancorp
                                         North Valley Bank
                                         Bank Processing, Inc.
                                         Chief Administrative Officer,
                                         Six Rivers Bank                                   319,774                     4.63%
Edward J. Czajka(6)                      Executive Vice President and Chief
                                         Financial Officer                                  18,553                         *
Royce L. Friesen                         Director,
                                         North Valley Bancorp
                                         North Valley Bank                                  44,715                         *
Dan W. Ghidinelli(8)                     Director,
                                         North Valley Bancorp
                                         North Valley Bank                                  96,453                     1.40%
H. Russell Harris                        President and Chief Executive
                                         Officer and Director,
                                         Six Rivers Bank                                     9,975                         *
Kevin D. Hartwick(9)                     Director,
                                         North Valley Bancorp
                                         Six Rivers Bank                                    48,026                         *
William T. Kay, Jr.                      Chairman of the Board,
                                         Six Rivers Bank                                    49,572                         *
Thomas J. Ludden                         Director,
                                         North Valley Bancorp
                                         North Valley Bank                                  84,762                     1.23%
Warren L. Murphy                         Director,
                                         Six Rivers Bank                                    90,930                     1.32%
Jack R. Richter(6)                       Executive Vice President and Chief
                                         Operating Officer                                  59,815                         *
Douglas M. Treadway                      Director,
                                         North Valley Bancorp
                                         North Valley Bank                                  54,480                         *

                                                                               7

                                                                          Cont'd

                                                                                       Beneficial
    Beneficial Owner                           Position                                Ownership(1)(2)       Percent of Class(3)
    ----------------                           --------                                ---------------       -------------------
Dolores M. Vellutini(11)                 Director,
                                         North Valley Bancorp
                                         Six Rivers Bank                                    91,963                     1.33%
J.M. ("Mike") Wells, Jr. (4) (10)        Director, General Counsel and
                                         Secretary,
                                         North Valley Bancorp
                                         North Valley Bank
                                         Six Rivers Bank
                                         Bank Processing, Inc.                             374,271                     5.42%
Eric J. Woodstrom(6)                     Executive Vice President and Chief
                                         Credit Officer                                     26,518                         *
All directors and executive
officers as a group (17
persons) (12)(13)(14)                                                                    1,224,079                    17.72%

(1) Includes shares resulting from the three-for-two stock split approved by the Board of Directors on March 11, 2003, and payable in the form of a stock dividend to shareholders of record on April 15, 2003.

(2) Includes shares beneficially owned, directly and indirectly, together with associates. Subject to applicable community property laws and shared voting and investment power with a spouse, sole investment and voting power is held by the beneficial owner of all shares unless noted otherwise. Includes stock options granted pursuant to the North Valley Bancorp 1989 Director Stock Option Plan, the North Valley Bancorp 1998 Employee Stock Incentive Plan and the North Valley Bancorp 1999 Director Stock Option Plan with:
     44,700 shares exercisable within 60 days of the Record Date by Mr. Balma; 34,867 shares exercisable within 60 days of the Record Date by Mrs. Benson; 15,823 shares exercisable within 60 days of the Record Date by Mr. Czajka; 49,200 shares exercisable within 60 days of the Record Date by Mr. Cox; 88,229 shares exercisable within 60 days of the Record Date by Mr. Cushman; 28,800 shares exercisable with 60 days of the Record Date by Mr. Friesen; 60,000 shares exercisable within 60 days of the Record Date by Mr. Ghidinelli; 7,950 shares exercisable within 60 days of the Record Date by Mr. Harris; 35,801 shares exercisable within 60 days of the Record Date by Mr. Hartwick; 22,095 shares exercisable within 60 days of the Record Date by Mr. Kay; 45,162 shares exercisable within 60 days of the Record Date by Mr. Ludden; 19,914 shares exercisable within 60 days of the Record Date by Mr. Murphy; 55,367 shares exercisable within 60 days of the Record Date by Mr. Richter; 48,300 shares exercisable within 60 days of the Record Date by Mr. Treadway; 46,914 shares exercisable within 60 days of the Record Date by Ms. Vellutini; 63,300 shares exercisable within 60 days of the Record Date by Mr. Wells; and 19,580 shares exercisable within 60 days of the Record Date by Mr. Woodstrom. Includes shares allocated under the North Valley Bancorp Employee Stock Ownership Plan through December 31, 2002, with: 1,110 shares allocated to Mr. Cushman; 848 shares allocated to Mr. Richter; 11,318 shares allocated to Ms. Benson, and 188 shares allocated to Mr. Woodstrom. Mr. Czajka did not have any shares allocated to him at the end of the year 2002. Final allocations for the year ending December 31, 2002, were not completed prior to the Record Date.

(3) Includes stock options exercisable within 60 days of the Record Date. An "*" indicates less than one percent.

(4) Includes 207,522 shares representing 3.0% of the total shares outstanding as of the Record Date for each of Messrs. Balma, Cushman and Wells relative to the North Valley Bancorp Employee Stock Ownership Plan. Messrs. Balma, Cushman and Wells constitute the ESOP Administrative Committee and have authority to instruct the ESOP Trustee, Arrowhead Trust, with regard to voting of these shares. Messrs. Balma, Cushman and Wells, as members of the Administrative Committee, disclaim beneficial ownership with respect to all those shares. Mr. Cushman, Mrs. Benson, Mr. Czajka, Mr. Richter and Mr. Woodstrom are participants in the ESOP.

(5) Includes 115,464 shares held by The Balma Family Trust, of which Mr. Balma is trustee.

(6) Michael J. Cushman is President and Chief Executive Officer of North Valley Bancorp, North Valley Bank and Bank Processing, Inc., and Chief Administrative Officer of Six Rivers Bank; Sharon L. Benson is Senior Vice President and Controller of North Valley Bancorp, North Valley Bank, Six Rivers Bank and Bank Processing, Inc.; Edward J. Czajka is Executive Vice President and Chief Financial Officer of North Valley Bancorp, North Valley Bank, Six Rivers Bank and Bank Processing, Inc.;
         H. Russell Harris is President of Six Rivers Bank; Jack R. Richter is Executive Vice President and Chief Operating Officer of North Valley Bancorp, North Valley Bank, Six Rivers Bank and Bank Processing, Inc.; Eric J. Woodstrom is Executive Vice President and Chief Credit Officer of North Valley Bancorp, North Valley Bank and Bank Processing, Inc., and Executive Vice President and Credit Administrator of Six Rivers Bank.

(7) Includes 915 shares held by Mr. Cox's spouse and as to which Mr. Cox disclaims beneficial ownership.

(8) Includes 22,953 shares held by The Balma Grandchildren Trust, of which Mr. Ghidinelli is a trustee, and as to which Mr. Ghidinelli disclaims beneficial ownership.

(9) Includes 420 shares held in custodian accounts for Mr. Hartwick's children.

(10) Includes 93,897 shares held by The Wells Family Trust, of which Mr. Wells is trustee. Includes 1,500 shares held by Mr. Wells' spouse and as to which Mr. Wells disclaims beneficial ownership. 8,052 shares held by the Estate of Jean M. Wells of which Mr. Wells is the executor.

(11) Includes 210 shares held by Ms. Vellutini's spouse and as to which Ms. Vellutini disclaims beneficial ownership.

(12) This group includes all current executive officers and Directors of the Corporation and its subsidiaries, North Valley Bank, Six Rivers Bank and Bank Processing, Inc.

(13) See footnotes 4, 5, 7, 8, 9, 10 and 11. Excludes 207,522 shares representing 3.0% of total shares outstanding relative to Messrs. Balma, Cushman and Wells as the Administrative Committee of the ESOP. Includes 43,497 shares subject to options exercisable within 60 days of the Record Date by the Directors under the 1989 Director Stock Option Plan; 420,689 shares subject to options exercisable within 60 days of the Record Date by the Directors under the 1999 Director

         Stock Option Plan; and 221,816 shares subject to options exercisable within 60 days of the Record Date by Sharon Benson, and Messrs. Cushman, Czajka, Richter and Woodstrom under the 1998 Employee Stock Incentive Plan.

(14) In calculating the percentage of ownership, all shares which the identified person has the right to acquire by exercise of options are deemed to be outstanding for the purpose of computing the percentage of class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

         Certain information with respect to the (4) nominees for Director of the Corporation is provided below:

         Michael J. Cushman (age 48), a Director of the Corporation since February 1999, is President and Chief Executive Officer of the Corporation and its subsidiaries except Six Rivers Bank where he is Chief Administrative Officer. Mr. Cushman served as Senior Vice President and Chief Business Banking Officer of North Valley Bank from March 1998 to February 1999. From March 1995 through March 1998, he was a self-employed investor. From November of 1994 through March of 1995, Mr. Cushman served as Vice President of Tri-Counties Bank, which acquired Country National Bank in November of 1994 where Mr. Cushman had served as President and Chief Executive Officer since September of 1992.

         Dan W. Ghidinelli (age 55), a Director of the Corporation since 1993, has been a Certified Public Accountant and partner with Nystrom & Company LLP since 1974.

         Kevin D. Hartwick (age 41), a Director of the Corporation since October 2000 and a Director of Six Rivers National Bank, now Six Rivers Bank, since 1996, has been a Certified Public Accountant and managing partner with Cholwell Benz & Hartwick in Crescent City, California, since 1989.

         J. M. ("Mike") Wells, Jr. (age 62), the General Counsel and Secretary of the Board of Directors of the Corporation and a founding member of the Board of Directors of the Corporation since 1982, is an Attorney at Law and "Of Counsel" with Wells Small Selke & Graham, a Law Corporation, located in Redding, California. Mr. Wells has practiced law with that firm since 1972. See "Certain Relationships and Related Transactions," below.

         Certain information with respect to the continuing Directors (Class I and Class II Directors) and the current executive officers of the Corporation and its subsidiaries is provided below:

         Rudy V. Balma (age 74), the founding Chairman of the Board of Directors and a Director of the Corporation since 1982, is a retired licensed funeral director and former President of Redding Memorial Park, doing business as Redding Cemetery and McDonald's Chapel.

         Sharon L. Benson (age 50) has served as Senior Vice President and Controller of the Corporation and its subsidiaries since January of 2001. Prior to that, she served as Senior Vice President and Chief Financial Officer of the Corporation and its subsidiaries since July 1997, and prior to that as Vice President/Accounting since December 1990.

         William W. Cox, CRE, CCIM, (age 56), a Director of the Corporation since February 1997, has been owner and President of Cox Real Estate Consultants, Inc., since April 1996. From October 1987 to August 1996, he was President and 50% owner of Haedrich & Cox, Inc., a real estate brokerage company.

         Edward J. Czajka (age 38) has served as Executive Vice President and Chief Financial Officer of the Corporation and its subsidiaries since July 2001. Prior to that, he served as Senior Vice President of the Corporation and its subsidiaries since January of 2001. Prior to joining the Corporation, Mr. Czajka served since 1994 as Vice President and Controller of Pacific Capital Bancorp in Santa Barbara, California, and as Chief Financial Officer of its subsidiary bank, First National Bank of Central California.

         Royce L. Friesen, RPh., (age 64), a Director of the Corporation since May 1999, is Chairman of the Board of Owens Healthcare in Redding, California, having previously served as President, Chief Executive Officer and owner since 1968. Owens Healthcare, a management company, was formed to provide support and coordination among ten retail and home care pharmacies located throughout Northern California.

         H. Russell Harris (age 56), President and Chief Executive Officer and Director of Six Rivers Bank since April 2001, has been a banker for over twenty years, originally with Security Pacific Bank from 1974 to 1987. In 1987, he started the Business Banking unit for the Bank of Loleta, which was acquired by U.S. Bank. From 1988 to 1992, he was Senior Lending Officer and from 1992 to April 2001, he was Team Leader/Relationship Manager for Northern California for U.S. Bank.

         William T. Kay, Jr. (age 59), founding Chairman of the Board of Directors of Six Rivers National Bank, now Six Rivers Bank, since 1989, is an attorney at law and partner with Ferro & Kay, Attorneys at Law, in Arcata, California.

         Thomas J. Ludden (age 70), a Director of the Corporation since 1991, is a retired educator in the Weaverville School District in Trinity County, California, owner of the Tri-L Ranch, a tree farm, since 1956, and retired owner and President of Ludden & Co., Inc., a dry goods and clothing business located in Weaverville, California. He has also served as Trustee for the Shasta-Tehama-Trinity JCCD since 1967, and as Trustee for the Lions Eye Foundation CA/NEV since July 1988.

         Warren L. Murphy (age 50) has served as a Director of Six Rivers National Bank, now Six Rivers Bank, since its founding in 1989 and is an independent businessman.

         Jack R. Richter (age 55) has served as the Corporation's Executive Vice President and Chief Operating Officer since July 2001. Previously he served as Senior Vice President and Chief Operating Officer since October 1999. Prior to that, he served as Senior Vice President and Chief Credit Officer since joining the Corporation on April 14, 1998. From February 1996 until April 1998, he was Relationship Manager for Tri-Counties Bank in Redding, California; and from February 1990 until February 1996, Mr. Richter served as Senior Business Banking Officer for Bank of California in Redding, California.

         Douglas M. Treadway (age 60), a Director of the Corporation since February 1997, is President of Shasta College and has served in that capacity since 1994. From 1991 to 1994, he was Chancellor for the North Dakota University System.

         Dolores M. Vellutini (age 65), a Director of the Corporation since October 2000 and a founding Director of Six Rivers National Bank, now Six Rivers Bank, since 1989, has been owner and President of Eureka Baking Company in Eureka, California, since 1988. In addition, she is a developer and the owner of Vellutini Properties in Eureka, California.

         Eric J. Woodstrom (age 44) has served as Executive Vice President and Chief Credit Officer since January 2003. Prior to that, he served as Senior Vice President of the Corporation and its subsidiaries since joining the Corporation in October 1999. Prior to joining the Corporation, Mr. Woodstrom served in executive management roles in Southern California community banks and was a manager in the Los Angeles office of the Secura Group, a leading bank consulting company, where he provided risk management consulting services to financial services companies throughout the United States. He began his banking career with the Office of the Comptroller of the Currency with almost eight years experience as a National Bank Examiner.

         None of the Corporation's Directors is a director of any other company that is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended. There are no family relationships between any of the Directors and executive officers of the Corporation.

Committees of the Board of Directors
------------------------------------

         The Board of Directors of the Corporation has established an Audit Committee. Currently, the members of the Audit Committee are Messrs. Balma, Ghidinelli (Chairman), Friesen, Hartwick and Mrs. Vellutini. The Audit Committee met five times during 2002. The functions of the Audit Committee are to recommend the appointment of and to oversee the Independent Auditor whose duty is to audit the books and records of the Corporation for the fiscal year for which it is appointed, to review and analyze the reports of the Corporation's Independent Auditor, to analyze the results of internal and regulatory examinations, to monitor the effectiveness of the Corporation's accounting system and financial reporting and to specifically approve and interface with the Corporation's Independent Auditor concerning additional specific engagements requested by the Corporation.

         The Corporation has a Director Replacement Committee which recommends qualified individuals to serve on the Corporation's Board of Directors. Committee members are Messrs.

Balma, Cushman, Ghidinelli (Chairman) and Wells. The Committee did not meet during 2002. The entire Board of Directors performed the function of the Nominating Committee which was to nominate proposed Directors to be elected to Director positions available for election at the Annual Meeting. See the Notice of Annual Meeting of Shareholders for nominating procedures.

         The Corporation has an Executive Committee, the current members of which are Messrs. Balma (Chairman), Cushman, Ghidinelli, Wells and Hartwick. The functions of the Executive Committee are to review and make decisions on actions that are required between regular meetings of the Board of Directors. The Executive Committee did not meet during 2002.

         The entire Board of Directors of the Corporation performed the function of a Compensation Committee during 2002, which was to determine annual compensation for executive officers of the Corporation and its subsidiaries.

Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------

         During the fiscal year 2002, Mr. Cushman participated in deliberations of the Corporation's Board of Directors concerning executive officer compensation for all executive officers excluding himself.

Meetings of the Board of Directors
----------------------------------

         During 2002, the Board of Directors held four regularly scheduled meetings and three special meetings. In 2002, each Director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors (held during the period for which he or she was a Director) and the total number of meetings of Committees of the Board of Directors on which such Director served (during the periods that he or she served).

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Corporation's Directors and executive officers and persons who own more than 10% of a registered class of the Corporation's equity securities to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Corporation. Officers, Directors and greater than 10% shareholders are required by the SEC to furnish the Corporation with copies of all Section 16(a) forms they file.

         To the Corporation's knowledge, based solely on a review of such reports furnished to the Corporation and written representations that no other reports were required, during the fiscal year ended December 31, 2002, all
Section 16(a) filing requirements applicable to its officers, Directors and 10% shareholders were complied with on a timely basis.

                             EXECUTIVE COMPENSATION

         The following Summary Compensation Table sets forth the compensation of the President and Chief Executive Officer of the Corporation and the other most highly compensated executive officers (whose total annual salary and bonus exceeds $100,000) for services in all capacities to the Corporation and its subsidiaries during 2002, 2001 and 2000:

                           SUMMARY COMPENSATION TABLE

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Long-Term
                                                                                               ---------
                                                                                              Compensation
                                                                                              ------------
                                              Annual Compensation                                Awards
                                              -------------------                                ------
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Securities          All Other
      Name and Principal                                                 Other Annual           Underlying        Compensation
         Position                   Year    Salary (1)      Bonus (2)    Compensation (3)       Options(4)            (5)(6)
----------------------------------------------------------------------------------------------------------------------------------
Michael J. Cushman                  2002     $209,200        $70,000            $2,050                25,638               $1,317
President &                         2001     $195,800        $61,250            $2,050                 9,906               $5,321
Chief Executive Officer             2000     $173,500        $50,000            $2,050                   N/A               $2,240
----------------------------------------------------------------------------------------------------------------------------------
Jack R. Richter                     2002     $148,500        $31,250            $1,450                20,319               $2,265
Executive Vice President & Chief    2001     $122,800        $27,500            $1,240                 4,981               $4,127
Operating Officer                   2000     $109,100        $35,000             $ 820                   N/A               $1,752
----------------------------------------------------------------------------------------------------------------------------------
Edward J. Czajka                    2002     $128,800        $27,500            $3,300                19,682               $1,954
Executive Vice President & Chief    2001     $109,200        $30,000               N/A                10,000                 $699
Financial Officer                   2000          N/A            N/A               N/A                   N/A                  N/A
----------------------------------------------------------------------------------------------------------------------------------
Eric J. Woodstrom                   2002     $117,300        $15,900            $2,750                18,383                $ 333
Executive  Vice  President & Chief  2001     $105,100        $25,000               N/A                 3,018               $2,277
Credit Officer                      2000      $99,800         $5,000               N/A                   N/A                $ 190
----------------------------------------------------------------------------------------------------------------------------------
H. Russell Harris                   2002      $90,000           $-0-            $1,650                 3,000                 $-0-
President & Chief Executive         2001      $90,000           $-0-               N/A                10,000                 $-0-
Officer                             2000          N/A            N/A               N/A                   N/A                  N/A
Six Rivers Bank
----------------------------------------------------------------------------------------------------------------------------------
Sharon L. Benson                    2002      $90,000        $13,500               N/A                 5,873               $1,125
Senior Vice                         2001      $90,000        $22,500               N/A                 3,396               $3,041
President & Controller              2000      $89,200        $28,000               N/A                   N/A               $1,314
----------------------------------------------------------------------------------------------------------------------------------

         -----------------------------
         (1) Base salary includes 401(k) Plan and Executive Deferred Compensation Plan ("EDCP") contributions made by the officers.
         (2) Includes bonus amounts in the year paid, rather than in the year earned.
         (3) Represents the cost of a company car for each of Messrs. Cushman, Harris and Richter.
         (4) Please see the Option Grants in the Last Fiscal Year Table for detailed explanation.
         (5) Represents matching contributions made by the Corporation under the Corporation's 401(k) Plan.
         (6)      Includes an annual allocation of cash under the ESOP for 2002.


                                                 Option Grants In Last Fiscal Year
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                          Potential Realizable
                                                                                                            Value at Assumed
                                                                                                          Annual Rates of Stock
                                                                                                          Price Appreciation for
                                           Individual Grants                                                 Option Term (3)
---------------------------------------------------------------------------------------------------------------------------------
                                     Number of          Percentage of
                                     Securities         Total Options
                                     Underlying          Granted to        Exercise or
                                   Option Granted       Employees in       Base Price    Expiration
       Name                           (#) (1)            Fiscal Year       ($Share) (2)     Date            5%             10%
---------------------------------------------------------------------------------------------------------------------------------
Michael J. Cushman                        10,638              7.65%           $ 9.40      01/24/12       $62,871        $159,357
---------------------------------------------------------------------------------------------------------------------------------
Michael J. Cushman                        15,000             10.79%           $10.24      07/25/12       $96,600        $244,800
---------------------------------------------------------------------------------------------------------------------------------
Jack R. Richter                            5,319              3.83%           $ 9.40      01/24/12       $31,435         $79,679
---------------------------------------------------------------------------------------------------------------------------------
Jack R. Richter                           15,000             10.79%           $10.24      07/25/12       $96,600        $244,800
---------------------------------------------------------------------------------------------------------------------------------
Edward J. Czajka                           4,682              3.37%           $ 9.40      01/24/12       $27,668         $70,129
---------------------------------------------------------------------------------------------------------------------------------
Edward J. Czajka                          15,000             10.79%           $10.24      07/25/12       $96,600        $244,800
---------------------------------------------------------------------------------------------------------------------------------
Eric J. Woodstrom                          3,383              2.43%           $ 9.40      01/24/12       $19,991         $50,670
---------------------------------------------------------------------------------------------------------------------------------
Eric J. Woodstrom                         15,000             10.79%           $10.24      07/25/12       $96,600        $244,800
---------------------------------------------------------------------------------------------------------------------------------
H. Russell Harris                          3,000              2.16%           $10.24      07/25/12       $19,320         $48,960
---------------------------------------------------------------------------------------------------------------------------------
Sharon L. Benson                           2,873              2.07%           $ 9.40      01/24/12       $16,976         $43,030
---------------------------------------------------------------------------------------------------------------------------------
Sharon L. Benson                           3,000              2.16%           $10.24      07/25/12       $19,320         $48,960
---------------------------------------------------------------------------------------------------------------------------------

         (1) Options granted under the 1998 Employee Stock Incentive Plan (the "1998 Plan") were either incentive options or nonstatutory options and became exercisable in accordance with a vesting schedule established at the time of grant. Vesting cannot extend beyond ten years from the date of grant. Upon a change in control of North Valley Bancorp, all outstanding options under the 1998 Plan will become fully vested and exercisable. Options granted under the 1998 Plan are adjusted to protect against dilution in the event of certain changes in North Valley Bancorp's capitalization, including stock splits and stock dividends. All options granted to the named executive officers are incentive stock options and have an exercise price equal to the fair market value of North Valley Bancorp common stock on the date of grant.

         (2) The exercise price was determined based upon the average of the high and low prices of North Valley Bancorp common stock as reported on the NASDAQ National Market on the grant date.

         (3) In accordance with Securities and Exchange Commission rules, these columns show gains that might exist for the respective options, assuming that the market price of the stock appreciates from the date of grant over the 10 year option term at the annualized rates of 5% and 10%, respectively.

          The following table sets forth the number of shares of North Valley Bancorp common stock acquired by each of the named executive officers upon the exercise of stock options during fiscal 2002, if any, the net value realized upon exercise, the number of shares of common stock represented by outstanding stock options held by each of the named executive officers as of December 31, 2002, the value of such options based on the average of the high and low prices of common stock, and certain information concerning unexercised options under the 1998 Employee Stock Incentive Plan.

                             Aggregated Option Exercises In Last Fiscal Year And
                                            FY-End Option Values
--------------------------------------------------------------------------------------------------------------
                                                         Number of Securities                Value of
                                                              Underlying                    Unexercised
                              Shares                          Unexercised                  in-the-Money
                             Acquired                         Options at                      Options
                                on          Value         Fiscal Year-End (#)         at Fiscal Year- End ($)
                             Exercise     Realized           Exercisable/                  Exercisable/
            Name                (#)          ($)             Unexercisable               Unexercisable (1)
--------------------------------------------------------------------------------------------------------------
Michael J. Cushman            ------       ------         88,229   /   42,418          $204,876  /  $66,650
--------------------------------------------------------------------------------------------------------------
Jack R. Richter               ------       ------         55,367   /   28,674          $114,576  /  $44,183
--------------------------------------------------------------------------------------------------------------
Edward J. Czajka              ------       ------         15,823   /   28,609           $38,408  /  $47,685
--------------------------------------------------------------------------------------------------------------
Eric J. Woodstrom             ------       ------         19,580   /   25,410           $72,138  /  $49,881
--------------------------------------------------------------------------------------------------------------
H. Russell Harris             ------       ------          7,950   /   16,800           $20,098  /  $32,842
--------------------------------------------------------------------------------------------------------------
Sharon L. Benson              ------       ------         34,867   /   11,500          $114,168  /  $18,544
--------------------------------------------------------------------------------------------------------------

(1) The aggregate value has been determined based upon the average of the high and low prices for North Valley Bancorp common stock as reported on the NASDAQ National Market at year-end, minus the exercise price.

         No stock options were exercised in 2002 by any of the officers named in the Summary Compensation Table above.

Equity Compensation Plan Information
------------------------------------

         The following table summarizes information about the options, warrants and rights and other equity compensation under the Company's equity plans as of December 31, 2002.

                                  Number of securities         Weighted-average             Number of securities
                                  to be issued upon            exercise price of            remaining available
                                  exercise of                  outstanding options,         for future issuance
                                  outstanding options,         warrants and rights          under equity
                                  warrants and rights                                       compensation plans
                                                                                            (excluding securities
                                                                                            reflected in column
                                                                                            (a)
Plan Category                              (a)                          (b)                          (c)
-----------------------------------------------------------------------------------------------------------------
Equity compensation plans               1,015,298                      $7.90                      1,096,008
approved by security holders
(1)

Equity compensation plans
not approved by security
holders                                   None                          N/A                          N/A

-----------------------------------------------------------------------------------------------------------------
Total                                   1,015,298                      $7.90                      1,096,008
=================================================================================================================

(1) Includes options to purchase shares of Company common stock under the following stockholder-approved plans: North Valley Bancorp 1989 Director Stock Option Plan, North Valley Bancorp 1998 Employee Stock Incentive Plan and North Valley Bancorp 1999 Director Stock Option Plan.

Employment Contracts
--------------------

         The Corporation entered into Employment Agreements with each of the following "Executive Officers" during 2001: Mike Cushman, Ed Czajka, Jack Richter, Eric Woodstrom, Sharon Benson and Russ Harris.

         All Employment Agreements were effective January 1, 2001, except the employment Agreement for Mr. Harris was effective May 3, 2001.

         All Employment Agreements have an initial term of two years, except for Mr. Cushman, whose Agreement has a term of three years. After the initial term, all Employment Agreements provide that they will be automatically extended for additional one-year periods unless either the employee or the employer gives notice of non-renewal at least sixty (60) days before the end of the term or extended term. All of the above employment agreements, (except for Mr. Cushman) have been automatically extended at their two year anniversary dates upon the same terms and conditions.

         The Base Salary for each executive officer set forth in the Employment Agreement is the Base Salary shown in column "Salary" on the Summary Compensation Table herein.

         Under the terms of the Employment Agreements, all Executive Officers are eligible to participate in the Annual Incentive Compensation program, the Long Term Incentive Compensation program, the Executive Deferred Compensation program and the Executive Salary Continuation program in addition to other benefits available to all other employees of the Corporation. Summary information regarding each such program is set forth below in this Proxy Statement.

         All Executive Officers are entitled to severance pay upon termination by the Corporation without cause in an amount equal to six months current base salary and a pro rata share of the prior year's annual incentive compensation, except Mr. Cushman who is entitled to twenty-four months current base salary and pro rata share of the prior year's annual incentive compensation.

Change in Control Arrangements
------------------------------

         In the event of a sale, dissolution or liquidation of the Corporation or a merger or a consolidation in which the Corporation is not the surviving or resulting corporation, a "change in control":

         (1) All Executive Officers are, upon a change in control of the Corporation, entitled under their Employment Agreements to receive the "change in control" benefits described in their Executive Salary Continuation Agreements (see below), except Mr. Harris, who would be entitled to receive an amount equal to twenty four months salary pursuant to his Employment Agreement.

         (2) All options outstanding under the 1989 Director Stock Option Plan, the 1998 Employee Stock Incentive Plan and the 1999 Director Stock Option Plan which at the time are not fully vested may, nonetheless, under the terms of the relevant agreement of merger or consolidation or plan of sale, liquidation or dissolution, be entitled to be exercised as if they were fully (100 percent) vested. Summary information regarding each Corporation stock option plan is set forth below in this Proxy Statement.

         (3) The following agreements with Executive Officers: North Valley Bank Executive Deferred Compensation Agreement; Six Rivers Bank Executive Deferred Compensation Agreement; North Valley Bank Executive Salary Continuation Agreement and Six Rivers Bank Executive Salary Continuation Agreement, all provide for the acceleration of the payment of benefits thereunder upon a change in control of the Corporation. Summary information regarding each such agreement is set forth below in this Proxy Statement.


Salary Continuation Agreements
------------------------------

         The Salary Continuation Agreements provide for five general classes of benefits for Executive Officers, which benefits vest over a period of four years with credit for prior service:

         (1) Normal Retirement Benefits. The normal retirement benefit is calculated to provide a target benefit in the amount equal to seventy percent (70%) of the executive's compensation at the time of retirement (age 65) less Corporation provided benefits, including but not limited to, the Corporation's 401(k) matching contribution, the Corporation's Employee Stock Ownership Plan, and the Corporation's portion of Social Security benefits.

         (2) Early Termination Benefit. The early termination benefit is the vested portion of the target retirement benefit for the plan year immediately preceding the early termination.

         (3) Disability Benefit. The disability benefit is a Disability Lump Sum Benefit specified in the agreement for the plan year immediately preceding the disability, payable only upon total disability as defined in the agreement.

         (4) Death Benefit. The death benefit is an amount determined by a formula that takes into account the number of years of service and the anticipated compensation level at the age of retirement.

         (5) Change of Control Benefit. The change of control benefit is an amount determined by the following formula: Executive's Present Value Vested Benefit payable at age 65 (as shown on Schedule A of the Agreement) for the current Plan Year plus two times the Executive's current Plan Year Compensation. This benefit is payable only in the event of a change in control as defined in the agreement and is limited by the provisions of Internal Revenue Code section 280(g).

         In consulting with Bank Compensation Strategies, Inc., now Clarke/Bardes Consulting, the Corporation determined that it would be more cost effective for the Corporation to acquire prepaid policies of insurance to fund these anticipated future obligations than to pay annual premiums. The Corporation, as a result of acquiring the prepaid policies, will have cash values in the policies in excess of the amount paid for those policies. During 2002, the Corporation and/or its subsidiaries paid insurance premiums of $2,794,000 in order to fund its obligations under the Salary Continuation Agreements.

         The Corporation and its subsidiaries have offered to the Executive Officers, who have Salary Continuation Agreements, to enter into split dollar life insurance agreements with those officers in connection with the life insurance policies obtained by the Corporation and its subsidiaries on their lives.

         The following table illustrates the approximate retirement income that may become payable to a key employee credited with the number of years of service shown, assuming that benefits commence at age 65 and are payable in the form of an annuity for the employee's life or for 20 years (whichever is greater):

                            ANNUAL RETIREMENT INCOME
                            Years of Credited Service
Final Average
Compensation             1              2               3            4 or more
------------         ---------      ---------       ---------        ---------
  $100,000            $17,500        $35,000         $52,500          $70,000
  $120,000             21,000         42,000          63,000           84,000
  $140,000             24,500         49,000          73,500           98,000
  $160,000             28,000         56,000          84,000          112,000
  $180,000             31,500         63,000          94,500          126,000
  $200,000             35,000         70,000         105,000          140,000
  $250,000             43,750         87,500         131,250          175,000
  $300,000             52,500        105,000         157,500          210,000

         Each of Messrs. Cushman, Czajka, Richter, Woodstrom and Mrs. Benson began accruing retirement benefits under the Salary Continuation Agreements effective January 1, 2001.

         As of December 31, 2002, the Corporation's aggregate accrued obligations under the Salary Continuation Agreements were $2,526,000 (includes obligation to retirees under old plans).

Executive Deferred Compensation Plan
------------------------------------

         The Executive Deferred Compensation Plan ("EDCP"), adopted by the Directors of the Corporation and its subsidiaries effective January 1, 2001, is a non-qualified executive benefit plan in which the eligible executive voluntarily elects to defer some or all of his or her current compensation in exchange for the Corporation's promise to pay a deferred benefit. The deferred compensation is credited with interest under the plan and the accrued liability is paid to the executive at retirement. Unlike a 401(k) plan or a pension plan, an EDCP is a non-qualified plan. Accordingly, this plan is selectively made available to certain highly compensated employees and executives without regard to the nondiscrimination requirements of qualified plans. The EDCP is also an unfunded plan, which means there are no specific assets set aside to fund the plan. The Corporation has purchased life insurance policies in order to provide for payment of its obligations under the Executive Deferred Compensation Plan, but the Executive has no rights under the plan beyond those of a general creditor of the plan sponsor. The deferred amount is not taxable income to the individual and is not a tax-deductible expense to the plan sponsor.

         The EDCP is embodied in a written agreement between the plan sponsor and the Executive selected to participate in the plan. The agreement includes provisions that indicate the benefits to be provided at retirement or in the event of death, disability, or termination of employment prior to retirement. The agreement provides for full vesting of deferred amounts since the executive is setting aside his or her current compensation. If the individual leaves the plan sponsor, the account balance would be paid according to the terms specified in the agreement. If the individual were to die prior to or during retirement, the promised benefits would be paid to the individual's beneficiary or estate.

         The Corporation's accrued obligations under the previous Executive Deferred Compensation Plan for executives was carried over into the new Executive Deferred Compensation Plan.

         As of December 31, 2002, the Corporation's accrued obligations under the Executive Deferred Compensation Plan were $379,000.

Director Deferred Fee Plan
--------------------------

         The Director Deferred Fee Plan ("DDFP"), adopted by the Directors of the Corporation and its subsidiaries effective January 1, 2001, is a non-qualified director benefit plan in which the eligible director voluntarily elects to defer some or all of his or her current fees in exchange for the Corporation's promise to pay a deferred benefit. The deferred fees are credited with interest under the plan and the accrued liability is paid to the director at retirement. Unlike a 401(k) plan or a pension plan, a DDFP is a non-qualified plan. Accordingly, this plan is only made available to outside directors without regard to the nondiscrimination requirements of qualified plans. The

DDFP is also an unfunded plan, which means there are no specific assets set aside to fund the plan. The Corporation has purchased life insurance policies in order to provide for payment of its obligations under the Director Deferred Fee Plan, but the director has no rights under the plan beyond those of a general creditor of the plan sponsor. The deferred amount is not taxable income to the individual and is not a tax-deductible expense to the plan sponsor.

         The Corporation and its subsidiaries have offered to the Directors, who have DDFP Agreements, to enter into split dollar life insurance agreements with those Directors in connection with the life insurance policies obtained by the Corporation and its subsidiaries on their lives.

         The DDFP is embodied in a written agreement between the plan sponsor and the director selected to participate in the plan. The agreement includes provisions that indicate the benefits to be provided at retirement or in the event of death, disability, or termination of board membership prior to retirement. The agreement provides for full vesting of deferred amounts since the director is setting aside his or her current fees. If the individual leaves the plan sponsor, the account balance would be paid according to the terms specified in the agreement. If the individual were to die prior to or during retirement, the promised benefits would be paid to the individual's beneficiary or estate.

         As of December 31, 2002, the Corporation's aggregate accrued obligations under the Directors Deferred Fee Plan were $1,603,000.

Compensation of Directors
-------------------------

         During 2002, each Director of North Valley Bancorp was paid $1,500 per quarterly meeting of the Board of Directors and each Director of North Valley Bank and Six Rivers Bank was paid $500 per monthly meeting of the Board of Directors. Payments per committee meeting of the Corporation, North Valley Bank and Six Rivers Bank during 2002 were $250, except the Loan Committee, which was $100 per meeting. The Chairman of the Board of Directors of the Corporation was paid $2,500 per quarterly meeting and the Chairmen of the Board of Directors of North Valley Bank and Six Rivers Bank were paid $850 per Board of Directors meeting during 2002.

         Effective January 2003, Directors who serve on the Audit Committee are paid $500 for each quarterly meeting of the Audit committee and $250 for any special meetings of the Audit Committee. The Chairman of the Audit Committee is paid $1,000 for each quarterly meeting of the Audit Committee. Payments for all other committee meetings of the Corporation, North Valley Bank and Six Rivers Bank, effective January 2003, are $250 per meeting with the Chairman of each committee receiving an additional $100 per meeting.

         Commencing in 1998, each non-employee Director of the Corporation receives an award of 900 shares (adjusted for the 3 for 2 stock split) of Common Stock as part of his or her annual retainer as a Director pursuant to the 1998 Employee Stock Incentive Plan. Each award is fully vested when granted to the outside Director.

         During 2002, cash compensation paid to all Directors totaled $15,025 and payment of additional Director compensation of $159,000 was deferred under the DDFP. Directors electing coverage under the group health insurance plan available to employees of the Corporation have been required to pay 100% of their health insurance premiums since January 1989.

North Valley Bancorp 1989 Director Stock Option Plan
----------------------------------------------------

         Under the North Valley Bancorp 1989 Director Stock Option Plan, as amended (the "1989 Director Plan"), which was adopted by the Board of Directors in December 1989 and by the shareholders of the Corporation at the 1990 Annual Meeting, each member of the Board of Directors, including employees who are Directors, automatically received every January a nonstatutory stock option to purchase 1,000 shares of the Corporation's Common Stock. Effective upon adoption of the North Valley Bancorp 1999 Director Stock Option Plan, no further grants of options have been made or will be made under the 1989 Director Plan. Pursuant to the 1989 Director Plan, as of April 15, 2003, there were outstanding options to purchase 43,497 shares of Common Stock.

         Options granted under the 1989 Director Plan vest immediately as to 20%, with an additional 20% vesting on each of the first four anniversary dates following the date of grant. Such options are exercisable for a period of 10 years from the date of grant at a price which shall be 85% of the fair market value of the Corporation's Common Stock on the date of grant. The exercise price can be paid by cash, certified check, official bank check or the equivalent thereof acceptable to the Corporation. Options granted pursuant to the 1989 Director Plan automatically expire three months after termination of service as a Director for any reason other than cause, death or disability. In the case of termination of service due to death or disability, such options terminate one year from the date of such termination of service. In the event that service as a Director is terminated for cause, the options granted pursuant to the Director Plan expire 30 days after such termination.

         The 1989 Director Plan is presently administered by the Board of Directors, which has the authority to delegate some or all of its duties to a committee of the Board of Directors appointed for this purpose, which committee must be composed of not less than three members of the Board of Directors. This committee is generally authorized to administer the 1989 Director Plan in all respects, subject to the express terms of the 1989 Director Plan.

         The 1989 Director Plan provides for adjustment of and changes in the shares of Common Stock reserved for issuance in the event certain changes occur or in the event of the sale, dissolution or liquidation of the Corporation or any reorganization, merger or consolidation of the Corporation.

North Valley Bancorp 1998 Employee Stock Incentive Plan
-------------------------------------------------------

         The North Valley Bancorp 1998 Employee Stock Incentive Plan (the "Stock Incentive Plan") was adopted by the Board of Directors in February 1998 and approved by the shareholders of the Corporation at the 1998 Annual Meeting. The Stock Incentive Plan provides for awards in the form of options (which may constitute incentive stock options or non-statutory stock options to key employees) and also provides for the award of shares of Common Stock to outside directors. The shares of Common Stock authorized to be granted as options under the Stock Incentive Plan consist of 600,000 shares increased in an amount equal to 2% of shares outstanding each year, commencing January 1, 1999. The Stock Incentive Plan defines "key employee" as a common-law employee of the Corporation, its parent or any subsidiary of the Corporation, an "outside director", or a consultant or advisor who provides services to the Corporation, its parent or any subsidiary of the Corporation. For purposes of the Stock Incentive Plan, an "outside director" is defined as a member of the Board who is not a common-law employee of the Corporation, its parent or any subsidiary of the Corporation.

         Pursuant to the Stock Incentive Plan, as of April 15, 2003, there were outstanding options to purchase 512,846 shares of Corporation Common Stock, with 858,095 shares remaining available for grant.

         The award of 900 shares of Common Stock to each outside director as an annual retainer under the Plan is fully taxable at the time of the grant. The Corporation receives a compensation expense deduction in the same amount. If the outside director disposes of the Common Stock prior to 12 months after the date of grant, any gain (or loss) will be a short-term capital gain. If the shares are held for longer than 12 months, any gain (or loss) will be taxed at long-term capital gain rates.

         The Stock Incentive Plan is administered by the Corporations' Board of Directors. As of April 15, 2003, the Committee members are Rudy V. Balma, Michael J. Cushman, William W. Cox, Royce L. Friesen, Dan W. Ghidinelli, Kevin
D. Hartwick, Thomas J. Ludden, Douglas M. Treadway, Dolores M. Vellutini and J.
M. Wells, Jr. The Committee must have a membership composition which enables the Stock Incentive Plan to qualify under SEC Rule 16b-3 with regard to the grant of Options or other rights under the Stock Incentive Plan to persons who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Options or determining awards or other rights under the Stock Incentive Plan to persons subject to Section 16 of the Exchange Act.

         In the event that the Corporation is a party to a merger or other reorganization, outstanding options and stock awards shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding awards by the surviving corporation or its parent, for their continuation by the Corporation (if the Corporation is a surviving corporation), for accelerated vesting and accelerated expiration, or for settlement in cash.

North Valley Bancorp 1999 Director Stock Option Plan
----------------------------------------------------

         On April 1, 1999, the Board of Directors adopted the North Valley Bancorp 1999 Director Stock Option Plan (the "1999 Director Stock Option Plan"), pursuant to which all members of the Board of Directors are eligible for the grant of nonstatutory stock options to purchase shares of the Corporation's Common Stock. Nonstatutory stock options are options not intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

         The 1999 Director Stock Option Plan replaced the existing North Valley Bancorp 1989 Director Stock Option Plan, as amended (the "1989 Director Plan") and was approved by the shareholders at the 1999 Annual Meeting.

         The 1999 Director Stock Option Plan is administered by the Board of Directors. All grants of options are at the discretion of the Board of Directors. The Board of Directors has the authority to delegate some or all of its duties in administering the 1999 Director Stock Option Plan to a committee of the Board of Directors appointed for this purpose, composed of not less than two members of the Board of Directors who qualify as non-employee directors. The body administering the 1999 Director Stock Option Plan is generally authorized to administer such Plan in all respects, subject to the express terms of such Plan, including the full power to make all determinations necessary or advisable for its administration.

         All members of the Board of Directors of the Corporation and its subsidiaries, including employees of the Corporation who are Directors, are eligible to participate in the 1999 Director Stock Option Plan. As of April 15, 2003, there were thirteen Directors eligible to participate in the 1999 Director Stock Option Plan.

         Shares covered by options granted pursuant to the 1999 Director Stock Option Plan are authorized but unissued shares of the Corporation's Common Stock. The maximum aggregate number of shares of Common Stock which may be optioned and sold under the 1999 Director Stock Option Plan is equal to 10 percent of the total shares of the Corporation's Common Stock issued and outstanding from time to time. As of April 15, 2003, there were options outstanding under the 1999 Director Stock Option Plan for the purchase of 493,884 shares of Common Stock. On the same date, there were 6,908,292 shares of Common Stock issued and outstanding. Thus, as of April 15, 2003, a total of 288,242 shares of Common Stock were available for the grant of additional options under the 1999 Director Stock Option Plan.

         The 1999 Director Stock Option Plan includes provisions for adjustment of and changes in the shares reserved for issuance in the event that the shares of Common Stock of the Corporation are changed into or exchanged for a different number of kind of shares of stock or other securities of the Corporation or other corporation, whether by reason or reorganization, merger, consolidation, recapitalization, reclassification, stock dividend, stock split or other changes.

         The 1999 Director Stock Option Plan also includes provisions regarding the sale, dissolution or liquidation of the Corporation and any reorganization, merger or consolidation in which the Corporation is not the surviving or resulting corporation. If the Corporation is not the surviving or resulting corporation, the Board of Directors shall have the power to terminate all options under the 1999 Director Stock Option Plan, provided that each optionee shall have the right prior to the effective date of such sale, dissolution, liquidation, reorganization, merger or consolidation to exercise any outstanding option in full, without regard to the option's vesting schedule.

         Options granted under the 1999 Director Stock Option Plan may only be nonstatutory stock options. Each option will be 20 percent exercisable or "vested" immediately upon the date of grant and will become further vested at the rate of 20 percent on each of the first four anniversary dates thereafter. Options are exercisable for a period of ten years after the date of grant. The exercise price for the options will be 85 percent of the fair market value of the shares on the date of grant, as determined by the Board of Directors. So long as the Corporation's Common Stock is traded on the NASDAQ National Market, such fair market value shall be equal to the last transaction price quoted for such date on the NASDAQ National Market.

         Each option granted under the 1999 Director Stock Option Plan has a termination date of ten years after the date of grant. In addition, each option automatically expires three months after termination of service as a Director other than for cause, except that in the case of termination of service due to mandatory retirement, death or disability, an option will remain in effect unchanged. If a Director is removed from the Board of Directors for cause, the option will expire 30 days after such termination of service.

         The Board of Directors may amend, suspend or terminate the 1999 Director Stock Option Plan at any time and for any reason. Any amendment is subject to the approval of the shareholders of the Corporation only to the extent required by applicable laws or regulations. No amendment or termination may adversely affect the rights of an optionee under a previously granted option, without the optionee's consent.

         No taxable income is recognized by an optionee upon the grant of a nonstatutory stock option under the 1999 Director Stock Option Plan. The exercise of a nonstatutory stock option granted under the 1999 Director Stock Option Plan results in the realization of ordinary income to the optionee in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. For federal income tax purposes, the Corporation will be entitled to a compensation expense deduction in the same amount. The 1999 Director Stock Option Plan allows an optionee to satisfy any withholding tax requirement in connection with the exercise of an option by the withholding of shares from the total number of shares issuable upon exercise of the option or by the delivery to the Corporation of shares of Corporation Common Stock that have been held by the optionee for at least six months. Any such arrangement must be acceptable to the Corporation.

                      REPORT OF THE COMPENSATION COMMITTEE

         The entire Board of Directors acts as the Corporation's compensation committee and reviews salaries recommended by the Chief Executive Officer for executive officers other than the Chief Executive Officer, and can, at its discretion, grant stock options to key officers of the Corporation and its affiliates who are primarily responsible for the management and growth of the Corporation's business. In conducting its review of salaries, the Board of Directors takes into consideration the overall performance of the Corporation and the Chief Executive Officer's evaluation of individual executive officer performance, with final decisions on base salary adjustments made in conjunction with the Chief Executive Officer.

         The Board of Directors determines the base salary for the Chief Executive Officer by: (1) examining the Corporation's performance against its preset goals, (2) examining the Corporation's performance within the banking industry, (3) evaluating the overall performance of the Chief Executive Officer, and (4) comparing the base salary of the Chief Executive Officer to that of other chief executive officers in the banking industry in the Corporation's market area. In January 2003, the Board approved the following salary increases:
Mr. Cushman's annual salary was increased to $250,000, Mr. Czajka's annual salary was increased to $148,000, Mr. Richter's annual salary was increased to $160,000, and Mr. Woodstrom's annual salary was increased to $130,000.

         During the year 2000, the Corporation engaged Bank Compensation Strategies, Inc., now Clarke/Bardes Consulting, to consult with the Board of Directors and management concerning establishing guidelines for the Board of Directors and executive officers concerning the awarding of incentive bonuses, both annual cash bonuses and long term stock options grants. The Board of Directors studied and evaluated various incentive compensation programs with the desire to adopt incentive compensation guidelines that will assist the Board of Directors in determining these bonuses by evaluating the accomplishment of specific goals and objectives to be achieved by each executive officer in his or her area of responsibility and the overall goals and results accomplished by management as a team. The guidelines provide a range of percentages of the executive officers salary for arriving at both the annual cash bonus award and long term stock option grants.

Although the Board of Directors has approved these guidelines and has used them to assist in making its determinations, the Board of Directors awards bonuses to its executive officers at its discretion.

         The Board of Directors, at its discretion, awarded bonuses to the following executive officers during 2002: Messrs. Cushman, Richter, Woodstrom, Czajka, Harris and Mrs. Benson. (See Summary Compensation Table above.)

Submitted by:


The Board of Directors


                     (** PERFORMANCE GRAPH INSERTED HERE**)



                                                        Period Ending
                               -----------------------------------------------------------------
Index                           12/31/97   12/31/98   12/31/99   12/31/00   12/31/01   12/31/02
------------------------------------------------------------------------------------------------
North Valley Bancorp              100.00      78.59      70.57      87.79      97.04     131.73
S&P 500                           100.00     128.55     155.60     141.42     124.63      96.95
SNL $250M-$500M Bank Index        100.00      89.55      83.31      80.22     113.97     146.96
SNL California Banks Index        100.00     102.04     107.89     143.99     121.79     132.37

(1) Assumes $100 invested on December 31, 1997 in the Corporation's Common Stock, the S & P 500 composite stock index and SNL Securities' Northern California Proxy index, with reinvestment of dividends.

(2)      Source: SNL Securities

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Through its banking subsidiaries, North Valley Bank and Six Rivers Bank, the Corporation has had, and expects in the future to have, banking transactions, including loans and other extensions of credit, in the ordinary course of its business with many of the Corporation's Directors, executive officers, holders of five percent or more of the Corporation's Common Stock and members of the immediate family of any of the foregoing persons, including transactions with corporations or organizations of which such persons are directors, officers or controlling shareholders, on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with others. Management believes that in 2002 such loan transactions did not involve more than the normal risk of collectibility or present other unfavorable features.

         J. M. "Mike" Wells, Jr., the General Counsel of the Corporation, Corporate Secretary and Director, is an Attorney at Law and "Of Counsel" of the law firm of Wells Small Selke & Graham, a Law Corporation, which contracted to provide professional legal services to the Corporation and its subsidiaries during 2002. The firm expects to provide professional legal services to the Corporation and its subsidiaries in the future. Wells Small Selke & Graham, a Law Corporation, received from the Corporation, North Valley Bank and Six Rivers Bank in 2002 a total of $155,000 in legal fees and costs reimbursed.

         Mr. Wells personally contracted with the Corporation, effective January 2001, to provide certain professional legal services as General Counsel, and to act as Corporate Secretary for the Corporation and its subsidiaries. Mr. Wells devotes substantially all of his activities as an attorney to providing professional legal services to the Corporation and its subsidiaries. Mr. Wells was paid $120,000 in 2002.


                             AUDIT COMMITTEE REPORT

         The Audit Committee consists of the following members of the Corporation's Board of Directors: Dan W. Ghidinelli (Chairman), Rudy V. Balma, Royce L. Friesen, Kevin D. Hartwick, and Dolores M. Vellutini. All members of the Committee are independent as defined under the National Association of Securities Dealers' listing standards. The Committee operates under a written charter adopted by the Board of Directors which is included in this Proxy Statement as Appendix A. The Audit Committee, in addition to its other functions, recommends to the Board of Directors, subject to shareholder ratification, the selection of the Corporation's independent accountants.

         Management is responsible for the Corporation's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with generally accepted accounting principles and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         The Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Corporation. The Committee's primary responsibilities include the following: (1) serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system; (2) review and evaluate the audit efforts of the Corporation's independent accountants and internal audit department; (3) evaluate the Corporation's quarterly financial performance as well as its compliance with laws and regulations; (4) oversee management's establishment and enforcement of financial policies and business practices; and
(5) facilitate communication among the independent accountants, financial and senior management, counsel, the internal audit department and the Board of Directors.

         It is not the duty or the responsibility of the Committee to conduct auditing or accounting reviews. Therefore, the Committee has relied, without further independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Corporation's financial statements. Furthermore, the Committee's discussions with management and the independent auditors do not provide the Committee with any other independent basis to determine or assure that the Corporation's financial statements are presented in accordance with generally accepted accounting principles, that the audit of our Corporation's financial statements has been carried out in accordance with generally accepted auditing standards or that the Corporation's independent accountants are in fact "independent."

         The Committee has reviewed and discussed the audited financial statements of the Corporation for the fiscal year ended December 31, 2002 with the Corporation's management. The Committee has discussed with Perry-Smith LLP, the Corporation's Independent Auditor, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Committee has also received the written disclosures and the letter from Perry-Smith LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Committee has discussed the independence of Perry-Smith LLP with that firm and based upon such information has found that Perry-Smith LLP is independent.

         The Committee has recommended to the Board of Directors that the Corporation's audited financial statements be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission and has recommended ratification of Perry-Smith LLP as the Independent Auditor for the corporation for the fiscal year 2003.



Submitted by:


Dan W. Ghidinelli (Chairman)
Rudy V. Balma
Royce L. Friesen
Kevin D. Hartwick
Dolores M. Vellutini

                              INDEPENDENT AUDITORS

         The firm of Perry-Smith LLP, which served the Corporation as independent auditors for the 2002 fiscal year, has been recommended by the Audit Committee of the Board of Directors of the Corporation to serve as independent auditors for the 2003 fiscal year, and the Board of Directors has approved the Audit Committee recommendation. In Proposal No. 2, set forth below, the shareholders of the Corporation are being asked to ratify the appointment of Perry-Smith LLP as independent auditors of the Corporation, to serve for the 2003 fiscal year.

         The firm of Deloitte & Touche LLP served the Corporation as its independent auditors for the 2000 and 2001 fiscal years. On June 6, 2002, the Board of Directors of the Company approved the recommendation of the Audit Committee of the Board of Directors to change the firm serving as the independent auditors for the Corporation. On June 6, 2002, Deloitte & Touche LLP was notified of its dismissal and termination as the Corporation's independent auditors and the Corporation engaged Perry-Smith LLP as the Corporation's independent auditors for the 2002 fiscal year, effective as of June 6, 2002.

         The reports of Deloitte & Touche LLP on the financial statements of the Corporation as of and for the fiscal years ended December 31, 2000 and 2001, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles

         During the fiscal years of the Corporation ended December 31, 2000 and 2001, and during the subsequent interim period through June 6, 2002, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

         During the fiscal years of the Corporation ended December 31, 2000 and 2001, and during the subsequent interim period through June 6, 2002, the Corporation did not consult with Perry-Smith LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Corporation, or (ii) any matter that was either the subject of a disagreement or a reportable event under the rules of the Securities and Exchange Commission.


         The Audit Committee of the Board of Directors of the Corporation approved each professional service rendered by Deloitte & Touche LLP and Perry-Smith LLP during the fiscal year 2002, and the Audit Committee considered whether the provision of non-audit services would be compatible with maintaining the independence of Deloitte & Touche LLP and Perry-Smith LLP.

         In 2002 prior to the dismissal and termination of Deloitte & Touche LLP as the Corporation's independent auditor for 2001, Deloitte and Touche LLP had performed tax consulting services in the amount of $39,401 and other services in the amount of $16,675 for the Corporation.

         Set forth below is a summary of the fees billed to the Corporation by Perry-Smith LLP for professional services rendered as the Corporation's independent auditors for the fiscal year ended December 31, 2002:

Supplementary Information Regarding Independent Auditor Fees

         The following supplementary information is provided in addition to the required disclosures set forth above to present additional information and disclosure regarding services provided by the company's independent auditors for the year ended December 31, 2002.

           Perry-Smith LLP                                     December 31, 2002

           Audit Fees:
           Audit fees in connection with the audit of the
           Corporation's consolidated financial
           statements for the year ended December 31,
           2002 and the quarterly reviews of the
           Corporation's report on Form 10-Q and
           Annual Report on Form 10-K.                                 $99,600
                                                                    ==========
           Tax fees                                                    $ 6,100
                                                                    ==========

           All other fees:
           Advisory services in connection with the
           Corporation's methodology for the allowance
           for loan losses.                                            $ 4,350
           Agreed upon procedures in connection with a
           study of compensation.                                        2,000
           Other.                                                        2,550
                                                                    ----------
                                                                       $ 8,900
                                                                    ==========

                                 PROPOSAL NO. 2
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

         The firm of Perry-Smith LLP, which served the Corporation as Independent Auditor for the 2002 fiscal year, has been recommended by the Audit Committee of the Board of Directors of the Corporation as the Corporation's Independent Auditor for the 2003 fiscal year. Perry-Smith LLP has no interest, financial or otherwise, in the Corporation. All Proxies will be voted for the ratification of the appointment of Perry-Smith LLP, unless authority to vote for the ratification of such selection is withheld or an abstention is noted. If Perry-Smith LLP should for any reason decline or be unable to act as Independent Auditor, the Proxies will be voted for a substitute independent public accounting firm to be designated by the Audit Committee.

         The Audit Committee of the Board of Directors of the Corporation approved each professional service rendered by Perry-Smith LLP during the 2002 fiscal year and considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

Required Approval

         The approval of the ratification of the appointment of Perry-Smith LLP as the Corporation's Independent Auditor for the 2003 fiscal year requires the affirmative vote of the holders of a majority of the shares present or represented by Proxy and voting at the Meeting.

Recommendation of Management

         The Board of Directors has approved the recommendation of Perry-Smith LLP to serve as the Corporation's Independent Auditor for the year 2003 and recommends a vote "FOR" ratification of the appointment of Perry-Smith LLP.

         A representative of Perry-Smith LLP is expected to attend the Meeting and will have the opportunity to make a statement if he or she desires to do so and will respond to appropriate questions from shareholders present at the Meeting.


                              SHAREHOLDER PROPOSALS

         The Corporation's 2003 Annual Meeting of Shareholders will be held on May 20, 2004. Shareholder proposals must be received by the Corporation no later than December 26, 2003, to be considered for inclusion in the Proxy Statement and Proxy for the 2003 Annual Meeting of Shareholders. Management of the Corporation will have discretionary authority to vote proxies obtained by it in connection with any shareholder proposal not submitted on or before the December 26, 2003, deadline.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters which will be brought before the Meeting, but if such matters are properly presented to the Meeting, Proxies solicited hereby will be voted in accordance with the judgment of the persons holding such Proxies. All shares represented by duly executed Proxies will be voted at the Meeting.

                                           By Order of the Board of Directors,



                                           /s/ J. M. ("MIKE") WELLS, JR.,
                                           -----------------------------------
                                           J. M. ("Mike") Wells, Jr.,
                                           Secretary


Redding, California
April 25, 2003

APPENDIX A

                             AUDIT COMMITTEE CHARTER


           This Audit Committee Charter has been adopted by the Board of Directors of North Valley Bancorp (the "Company"). The Audit Committee of the Board shall review and reassess this charter annually and recommend any proposed changes to the Board for approval.

Role and Independence:  Organization

           The Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Company. It may also have such other duties as may from time to time be assigned to it by the Board. The membership of the Committee shall consist of at least three directors, who are each free of any relationship that, in the opinion of the Board, may interfere with such member's individual exercise of independent judgment. Each Committee member shall also meet the independence and financial literacy requirements for serving on audit committees, and at least one member shall have accounting or related financial management expertise, all as set forth in the applicable rules of NASDAQ. The Committee shall maintain free and open communication with the independent auditors, the internal auditors and Company management. In discharging its oversight role, the Committee is empowered to investigate any matter relating to the Company's accounting, auditing, internal control or financial reporting practices brought to its attention, with full access to all Company books, records, facilities and personnel. The Committee may retain outside counsel, auditors or other advisors.

           The Board shall appoint one member of the Committee as chair. The chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the Board. The chair will also maintain regular liaison with the CEO, CFO, the lead independent audit partner and the outsource internal audit firm.

           The Committee shall meet at least four times a year, or more frequently as the Committee considers necessary. At least once each year the Committee shall have separate private meetings with the independent auditors, management and the internal auditors.

Responsibilities

         Although the Committee may wish to consider other duties from time to time, the general recurring activities of the Committee in carrying out its oversight role are described below. The Committee shall be responsible for:

         o Recommending to the Board the independent auditors to be retained (or nominated for shareholder approval) to audit the financial statements of the Company. Such auditors are ultimately accountable to the Board and the Committee, as representatives of the shareholders.

         o Evaluating, together with the Board and management, the performance of the independent auditors and, where appropriate, replacing such auditors.

         o Obtaining annually from the independent auditors a formal written statement describing all relationships between the auditors and the Company, consistent with Independence Standards Board Standard Number 1. The Committee shall actively engage in a dialogue with the independent auditors with respect to any relationships that may impact the objectivity and independence of the auditors and shall take, or recommend that the Board take, appropriate actions to oversee and satisfy itself as to the auditors' independence.

         o Reviewing the audited financial statements and discussing them with management and the independent auditors. These discussions shall include the matters required to be discussed under Statement of Auditing Standards No. 61 and consideration of the quality of the Company's accounting principles as applied in its financial reporting, including a review of particularly sensitive accounting estimates, reserves and accruals, judgmental areas, audit adjustments (whether or not recorded), and other such inquiries as the Committee or the independent auditors shall deem appropriate. Based on such review, the Committee shall make its recommendation to the Board as to the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders, if distributed prior to the filing of the Form 10-K).

         o Issuing annually a report to be included in the Company's proxy statement as required by the rules of the Securities and Exchange Commission.

         o Overseeing the relationship with the independent auditors, including discussing with the auditors the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditors full access to the Committee (and the Board) to report on any and all appropriate matters.

         o Discussing with a representative of management and the independent auditors: (1) the interim financial information contained in the Company's Quarterly Report on Form 10-Q prior to its filing, (2) the earnings announcement prior to its release (if practicable), and (3) the results of the review of such information by the independent auditors. (These discussions may be held with the Committee as a whole or with the Committee chair in person or by telephone.)

         o Overseeing internal audit activities, including discussing with management and the internal auditors the internal audit function's organization, objectivity, responsibilities, plans, results, budget and staffing.

         o Discussing with management, the internal auditors and the independent auditors the quality and adequacy of and compliance with the Company's internal controls.

         o Discussing with management and/or the Company's general counsel any legal matters (including the status of pending litigation) that may have a material impact on the Company's financial statements, and any material reports or inquiries from regulatory or governmental agencies.

         The Committee's job is one of oversight. Management is responsible for the preparation of the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee and the Board recognize that management (including the internal auditors) and the independent auditors have more resources and time, and more detailed knowledge and information regarding the Company's accounting, auditing, internal control and financial reporting practices than the Committee does; accordingly the Committee's oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Company to its shareholders and others.

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                      [THIS PAGE INTENTIONALLY LEFT BLANK]





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
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The Board of Directors recommends a vote "FOR" Proposals 1 and 2.                                                Please
                                                                                                                 Mark Here      [ ]
                                                                                                                 for Address
                                                                                                                 Change or
                                                                                                                 Comments
                                                                                                                 SEE REVERSE SIDE



                                                                       WITHHOLD
                                                                FOR    FOR ALL
1. To elect as Directors the nominees set forth below:          [ ]      [ ]     3. In their discretion the proxy holders are
                                                                                    authorized to vote upon such other business as
INSTRUCTION: To withhold authority to vote for any individual                       may properly come before the meeting.
nominee strike a line through the nominee's name in the list below:

01 Michael J. Cushman, 02 Dan W. Ghidinelli,
03 J.M. "Mike" Wells, Jr., 04 Kevin D. Hartwick                                                 I PLAN TO ATTEND THE MEETING    [ ]

                                                             FOR    AGAINST   ABSTAIN
2. To ratify the appointment of Perry-Smith LLP as           [ ]      [ ]       [ ]
   independent public accountants for 2003.




                                                                                Dated:___________________________________, 2003

                                                                                _______________________________________________
                                                                                                   Signature

                                                                                _______________________________________________
                                                                                           Signature if held jointly


                                                                                Please mark, date and sign exactly as your name(s)
                                                                                appear(s) above. When signing as attorney, executor,
                                                                                administrator, trustee or guardian, please give full
                                                                                title. If one than one Trustee, all should sign.

                                                                                      WHETHER OR NOT YOU PLAN TO ATTEND THIS
                                                                                       MEETING, PLEASE SIGN AND RETURN THIS
                                                                                       PROXY AS PROMPTLY AS POSSIBLE IN THE
                                                                                          ENCLOSED POSTAGE PAID ENVELOPE.

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                                                        FOLD AND DETACH HERE

                                                Vote by Internet or Telephone or Mail
                                                    24 Hours a Day, 7 Days a Week

                            Internet and telephone voting is available through 11PM Eastern Time the day prior to annual meeting day.

                 Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

---------------------------------------           --------------------------------------       -------------------------
             Internet                                         Telephone                                  Mail
  http://www.eproxy.com/novb                                1-800-435-6710
 Use the Internet to vote your proxy.              Use any touch-tone telephone to                Mark, sign and date
 Have your proxy card in hand when                 vote your proxy. Have your proxy                 your proxy card
 you access the web site. You will be     OR       card in hand when you call. You will   OR              and
 prompted to enter your control                    be prompted to enter your control                return it in the
 number, located in the box below, to              number, located in the box below,             enclosed postage-paid
 create and submit an electronic                   and then follow the directions                      envelope.
 ballot.                                           given.
---------------------------------------           --------------------------------------       -------------------------

                                         If you vote your proxy by Internet or by telephone,
                                            you do NOT need to mail back your proxy card.

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

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PROXY                         NORTH VALLEY BANCORP                         PROXY
   Proxy Solicited on Behalf of the Board of Directors of North Valley Bancorp
              for the Annual Meeting of Shareholders, May 22, 2003

     The undersigned holder of Common Stock acknowledges receipt of the Notice of Annual Meeting of Shareholders of North Valley Bancorp and the accompanying Proxy Statement dated April 25, 2003, and revoking any proxy heretofore given, hereby constitutes and appoints Michael J. Cushman and Edward J. Czajka, and each of them, each with full power of substitution, as attorneys and proxies to represent and vote, as designated on the reverse side, all shares of Common Stock of North Valley Bancorp (the "Corporation"), which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held in the Administrative Offices of North Valley Bancorp, 300 Park Marina Circle, Redding, California, on Thursday, May 22, 2003, at 5:00 P.M., or at any postponement or adjournment thereof, upon the matters set forth in the Notice of Annual Meeting and Proxy Statement and upon such other business as may properly come before the meeting or any postponement or adjournment thereof. All properly executed proxies will be voted as indicated.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS. WHEN THE PROXY IS PROPERLY EXECUTED, SHARES REPRESENTED BY THE PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN IN THE PROXY, SHARES REPRESENTED BY THE PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND IN THE DISCRETION OF THE PROXY HOLDERS, ON ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

     THIS PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF DIRECTORS OF THE CORPORATION AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

                 (Continued, and to be signed on the other side)
--------------------------------------------------------------------------------
    Address Change/Comments (Mark the corresponding box on the reverse side)




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                              FOLD AND DETACH HERE




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